SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                    ________


Date of Report (Date of earliest event reported)         March 7, 1997
                                                   -----------------------------


                                 QPQ CORPORATION
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             (Exact name of registrant as specified in its charter)



         Florida                      1-12350                    65-0423147
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(State or other jurisdiction      (Commission File             (IRS Employer
 or incorporation)                     Number)               Identification No.)



            1000 Lincoln Road, Suite 200, Miami Beach, Florida 33139
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (305) 531-5800
                                                   -----------------------------



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          (Former name or former address, if changed since last report)

ITEM 5.        OTHER EVENTS
               ------------

On March 7, 1997, QPQ Corporation's (the "Company") Letter of Intent with Corporation Vitex, S.A., de C.V. was terminated by mutual agreement of the parties. The Letter of Intent, which was executed on January 15, 1997, provided for the Company's acquisition of all of Vitex outstanding stock in exchange for 51% of the Company's outstanding Common Stock after the issuance.


                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      QPQ CORPORATION




                                      By:/s/Mitchell Rubinson
                                         ---------------------------------------
                                            MITCHELL RUBINSON
                                            President






DATED: March 17, 1997


















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